Corporate Presentation July 2022 Exhibit 99.1

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

CLENE | Entering a Transformative Period Significant Opportunity Targeting neurodegenerative diseases such as ALS and Multiple Sclerosis >$1B commercial opportunity in each indication CNM-Au8® Emerging Clinical Results Long-term follow-up of RESCUE-ALS Phase 2 participants demonstrated statistically significant survival benefit; 70% decreased risk of death VISIONARY-MS Phase 2 blinded data suggests encouraging efficacy and consistent safety; Unblinded top-line results expected in 3Q 2022 HEALEY ALS Platform Trial Phase 2/3 top-line results expected in 3Q 2022 Proprietary Platform Strong IP Proprietary nanotherapeutic manufacturing, scalable to commercialization Strong IP, including 150+ granted patents and manufacturing trade secrets

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707. Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain’s Ability To Produce Energy ~0.5% NAD+/NADH unit decline per decade (~0.13 mV units per year by 31P-MRS Imaging) Brain Energy Potential Declines With Normal Aging Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares = individual subject values PARKINSON’S DISEASE Dopaminergic Neurons AMYOTROPHIC LATERAL SCLEROSIS Motor Neurons HUNTINGTON’S DISEASE Medium Spiny Neurons FRONTOTEMPORAL DEMENTIA Spindle Neurons Specific Neuronal Populations Are Vulnerable to Energetic Failure MULTIPLE SCLEROSIS Axonal Degeneration Although energy decline occurs as a part of normal aging, it is amplified and exacerbated by neurodegenerative diseases such as ALS and MS

CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization Improved Energy Production and Utilization CNM-Au8 Nanocrystals Clean Surfaced, Highly Faceted Shapes Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc. Mechanistic Effects By targeting energy metabolism, CNM-Au8 may protect and restore neuronal function. For more information, watch CNM-Au8 MOA Video CNM-Au8 Nanocrystal Suspension + = MOA = Mechanism of Action

CNM-Au8 Improves ALS Motor Neuron Function & Survival Induced Pluripotent Stem Cell In Vitro Results – Motor Neuron Markers Preclinical Evidence of Remyelination and Neuroprotection Karen S. Ho et al. “Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo.” Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019. CNM-Au8 Supports Remyelination Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Karen S. Ho et al. “Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo.” Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019. CNM-Au8 novel MOA may be complementary to existing therapies to enable better disease control Remyelination Neuroprotection

Significant Global Opportunity for Treatment in Combination with Standard of Care 1 Clarivate, DRG, ALS 2020. 2. https://pubmed.ncbi.nlm.nih.gov/17974351/ 3. Westad et al. 2017, doi:10.1038/nrd.2017.107;. 4. Parkinson’s Market Data Forecast, April 2021.. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.. Urgent unmet need to develop neuroprotective treatment to support cells’ energetic efficiency and resilience (MS) (PD)

Building the Case for Neuroprotection & Remyelination RESCUE-ALS trial supports CNM-Au8 slowed disease progression in ALS Demonstrated statistically significant survival benefit; 70% decreased risk of death Established brain target engagement in early PD and stable relapsing MS patients Interim blinded observations: Stable relapsing MS participants suggests improved function (modified MSFC) including low contrast vision Growing Body of Evidence from Multiple Trials Supports CNM-Au8 Clinical Potential REPAIR-MS Phase 2 in non-active progressive MS underway VISIONARY-MS topline results expected 3Q 2022

Over 350 Years of Subject Exposure Without Identified Safety Signals Across MS, ALS & PD Over 350 Years of Subject Exposure Without Identified Safety Signals Patient Exposure Across MS, ALS & PD Long-term dosing experience up to 125 weeks All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings Clean Toxicology Findings Multiple species up to 9-months treatment Up to maximum feasible dosing without any toxicology findings related to CNM-Au8 Assessed as Predominantly Mild-to-Moderate Severity and Transient Well Tolerated Adverse Event (AE) Profile No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death AEs predominantly mild-to-moderate Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

1. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81.. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8, ACTRIMS February 2022 Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson’s and Stable Relapsing MS Exploratory (ATP Normalization) Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (31P-MRS) 1° Endpoint (integrated PD & MS)2 Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production1

Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021 \. Encouraging Efficacy Signals in Phase 2 Trial Results in favor of CNM-Au8 treatment but study underpowered 1° & 2° Endpoints Study Objective: Detect preservation of motor neuron function in people with early ALS as measured by MUNIX Study Design: 36-week blinded treatment with ongoing long-term open-label follow-up Bulbar Onset ALS (Brainstem) Limb Onset ALS (Spinal Cord) Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum Biceps brachii Tibialis Anterior Abductor Pollicis Brevis Abductor Digiti Minimi + + +

Proportion with <6 point decline CNM-Au8 Improved Patient Function and QOL, and Slowed ALS Disease Progression 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021 ALS Specific QOL ALS Disease Progression Across Multiple Pre-specified Exploratory Endpoints

CAFS Results: Slowed Disease Progression Data on File, Clene Nanomedicine, Inc. .  Exploratory Endpoint Pre-specified ALSFRS-R Decline Survival CAFS King’s Clinical Stage 4 Modified CAFS Exploratory Endpoint Post Hoc

Demonstrated Significant Impact on Long-Term Survival with 70% Decreased Risk of Death RESCUE-ALS Active vs. Placebo Randomization Long-Term Observed Survival (Interim Analysis) Data on File, Clene Nanomedicine, Inc. Early CNM-Au8 treatment demonstrated a significant survival benefit: Long-term follow-up compared to initial placebo randomization* 70% decreased risk of death *9-month delayed treatment start or no treatment

CAFS (Joint-Rank) Survival & ALSFRS-R Slow Vital Capacity Survival Change in ALSFRS-R slope + survival Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Phase 2/3 (Stopped for futility) Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175. . Anticipated topline data: 3Q 2022 Weighted Average of Slope Change & Hazard Ratio Weighting based on # of Mortality Events

Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS Change in Low Contrast Letter Acuity (LCLA) 1 2 https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomediicne, Inc. Change in modified MS Functional Composite [(m)MSFC] (n=73 of 150 planned, Study ended prematurely due to pandemic-related enrollment challenges) Anticipated topline data: 3Q 2022 Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)

Significant Clinical Improvement Across Blinded Study Population Primary Endpoint: LCLA (Best-Corrected) & Secondary Endpoint: (m)MSFC Phase 2 2° | (m)MSFC 1° | LCLA Glanzman et al. VISIONARY-MS: Update to a Phase 2 Clinical Trial of CNM-Au8, Catalytically Active Gold Nanocrystals Suspension, for the Treatment of Chronic Optic Neuropathy ACTRIMS, February 2022.

Trade Secrets Global Patent Status b Patent Description Issued & Allowed Patents 150+ Pending Applications ~20 Total Patents/ Applications >170 Process And Method/Device (Clean Surface; Gold CSN) State of Matter (CNM-Au8) Method of Use (Prevent Demyelination & MoA) Method of Use (Bi-Metallic Au/Pt; Antimicrobial) Plasma Conditioning Electrode Design & Cycling Trough Flow, Temp, Pressure Concentration & Filtration Strong IP & Manufacturing Capability Extensive Patent Portfolio With Protection Through 2035a & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation, and Scalable to Commercialization a With Patent Restoration Term (assuming 5-year extension). b As of 31-December-2021. In-House ISO8 Clean Room Clinical Production in Maryland

Anticipated Timeline & Upcoming Milestones Sufficient Cash to Hit Key Milestones in 2022

CLENE | Growing Phase 2 Evidence Supports CNM-Au8 Commercial Potential March 31, 2022 Cash and restricted cash on hand (unaudited): $36.6M ALS Registration Trial Topline data in 3Q 20222 >350 patient years of CNM-Au8 clinical exposure CNM-Au8® a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate1 & protect neurological function Manufacturing expansion in progress, preparing for possible commercialization in 2023 Strong IP: 150+ patents on Clean-Surface- Nanocrystal technology (CSN®) platform Data on File, Clene Nanomedicine, Inc. 1Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.2https://clinicaltrials.gov/ct2/show/NCT04414345.

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